Exhibit 4.1

CHELSEA

THERAPEUTICS

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

45,000,000 SHARES AUTHORIZED

CUSIP 163428 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That

SAMPLE

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Dated:

CHELSEA THERAPEUTICS INTERNATIONAL, LTD. CORPORATE SEAL DELAWARE

Treasurer and Chief Financial Officer

President and Chief Executive Officer

SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

COUNTERSIGNED

CORPORATE STOCK TRANSFER, INC.

3200 Cherry Creek South Drive, Suite 430

Denver, Colorado 80209

BY

TRANSFER AGENT AUTHORIZED SIGNATURE

1452

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

TRANSFER FEE REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of

survivorship and not as tenants Act

in common

under Uniform Gifts to Minors

(state)

Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the wi ate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

X

Signature Guaranteed: X

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.